CAPITAL INCOME BUILDER
THIRD-QUARTER REPORT
FOR THE NINE MONTHS ENDED
JULY 31, 1997

[logo: Capital Income Builder]

[THE AMERICAN FUNDS GROUP (R)]

FELLOW INVESTORS:

July 31, 1997 represents not only the nine-month mark for Capital Income Builder's current fiscal year, but also the completion of ten full years of operation for the fund.

CIB came into being because we believe that there are a great many investors, both individuals and institutions, with these goals:

- a reasonable level of current income, generally in the 4% to 6% range, depending on the level of interest rates;

- protection against inflation, so that income from their investment should grow at least as fast as consumer prices;

- resilience during severe declines in stock prices - the expectation that their investment would go down significantly less than the market indices in weak markets;

- participation in upward moving periods for stock prices - while recognizing that the achievement of the first three goals would likely mean that the value of their investment would not increase as rapidly as the broad market indices in strongly rising periods;

- meeting or exceeding the market averages on a total-return basis over a period of several normal market cycles, while taking less market risk and having higher and growing income.

Because we have adhered to these principles, Capital Income Builder has grown to $7 billion in net assets over these ten years.

In CIB's annual and semi-annual reports we regularly provide data on each of these points. Let us review what has been happening since April 30, 1997.

In September 1997, CIB's quarterly dividend has been increased from 47.0 cents paid in June to 47.5 cents per share, continuing the fund's record of increasing distributions in every quarter of its lifetime for shareholders reinvesting their capital gains distributions.

On this basis, the September dividend provides an increase of 5.1% over the income paid a year ago - well in excess of the inflation rate.

At July 31, 1997 CIB's annual dividend rate was 4.3% of net asset value - more than 2-1/2 times the historically low 1.6% indicated annual dividend yield of the unmanaged Standard & Poor's 500 Stock Composite Index. Throughout the full ten-year lifetime of the fund, CIB's annual dividend yield has averaged more than two full percentage points higher than that of the S&P 500.

In the three months ended July 31, CIB's net asset value went up 10.0% in an unusually strong quarter. The S&P 500 Index advanced 19.1% in price, well in excess of the rate of earnings growth and dividend increases for companies in that index, carrying it to an historically high price-earnings ratio.

During the month of August, following the end of CIB's nine-month period, the S&P 500 Index went down 5.7%. In August, CIB's net asset value declined 2.5%.

As you can see, CIB has continued to be much less volatile than the stock market generally, while providing a growing dividend with a well-above-average yield.

We thank you, our fellow shareholders, for your support over the past decade and look forward to reporting to you in December.

[/s/ Jon B. Lovelace]
Jon B. Lovelace
Chairman of the Board

September 16, 1997

CAPITAL INCOME BUILDER (R) SEEKS TO PROVIDE A GROWING DIVIDEND - WITH HIGHER INCOME DISTRIBUTIONS EVERY QUARTER AS FAR AS POSSIBLE - TOGETHER WITH A CURRENT YIELD WHICH EXCEEDS THAT PAID BY U.S. STOCKS GENERALLY.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended June 30, 1997 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods - Since inception on July 30, 1987: +220.16% or +12.45% a year; 5 years: +80.94% or +12.59% a year; 12 months: +17.68%. Sales charges are lower for accounts of $50,000 or more. The fund's 30-day SEC yield as of July 31, 1997 was 3.58%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

For information about your account or any of the fund's services, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180, or visit www.americanfunds.com on the World Wide Web.

This report is for the information of shareholders of Capital Income Builder, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Litho in USA  TAG/INS/3518
(c)1997 American Funds Distributors, Inc.
Lit. No. CIB-012-0997